UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 21, 2011 (September 20, 2011)
Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH  44481
(Address of principal executive offices)

(330) 373-1221
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) As previously disclosed by First Place Financial Corp., (the “Company”) in Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 7, 2010, and July 13, 2011, (the “Prior Form 8-Ks”) the Company announced that its previously issued consolidated financial statements as of and for the fiscal years ended June 30, 2010 and June 30, 2009, and its reports on internal control over financial reporting as of June 30, 2010 and June 30, 2009, as presented in the Company’s respective Annual Reports on Form 10-K, can no longer be relied upon.  In addition, the Company announced that its interim unaudited condensed consolidated financial statements as of and for the quarterly periods within the fiscal years ended June 30, 2010 and June 30, 2009, as presented in the Company’s respective Quarterly Reports on Form 10-Q, can no longer be relied upon.

On September 20, 2011, the Board of Directors of the Company (the “Board”) further determined that the Company’s previously issued consolidated financial statements as of and for the fiscal year ended June 30, 2008, and its report on internal control over financial reporting as of June 30, 2008, as presented in the Company’s 2008 Annual Report on Form 10-K can no longer be relied upon.  In addition, the Board determined that the Company’s interim unaudited condensed consolidated financial statements as of and for the quarterly periods within the fiscal year ended June 30, 2008, as presented in the Company’s respective Quarterly Reports on Form 10-Q, can no longer be relied upon.

In the Prior Form 8-Ks, the Company also announced its intention to file an amendment to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, and to restate its consolidated financial condition and results of operations as of and for the fiscal years ended June 30, 2010 and June 30, 2009.  This determination was based in large part on the results of an annual periodic examination by the Office of Thrift Supervision (the “OTS”), of First Place Bank, the Company’s wholly-owned subsidiary (the “Bank”), in which the OTS concluded that it was their opinion that the Bank’s allowance for loan losses (the “allowance”) was understated as of June 30, 2010.

Subsequent to the filing of the Company’s Current Report on Form 8-K on December 7, 2010, management engaged the services of an independent firm to assist management in conducting a detailed review of the Bank’s commercial loan portfolio to provide an objective basis for substantiating the appropriate level of the allowance and to determine the appropriate periods to which the adjustment to the allowance would apply.  The loan review led to the Board’s determination that the Company’s consolidated financial statements as of and for the fiscal year ended June 30, 2009, and the quarterly periods within fiscal 2009 can no longer be relied upon.  The loan review being performed in conjunction with the restatement of the fiscal 2009 financial statements led to the Board’s further determination that the Company’s consolidated financial statements as of and for the fiscal year ended June 30, 2008, and the quarterly periods within fiscal 2008 can no longer be relied upon.

Upon completion of the restatement process, the Company intends to reissue its consolidated financial statements for the following periods:
•	Fiscal year ended June 30, 2010;
•	Interim period ended March 31, 2010;
•	Interim period ended December 31, 2009;
•	Interim period ended September 30, 2009;
•	Fiscal year ended June 30, 2009;
•	Interim period ended March 31, 2009;
•	Interim period ended December 31, 2008;
•	Interim period ended September 30, 2008;
•	Fiscal year ended June 30, 2008;
•	Interim period ended March 31, 2008;
•	Interim period ended December 31, 2007; and
•	Interim period ended September 30, 2007.

Once the restatement process is complete, the Company intends to file its delinquent Quarterly Reports on Form 10-Q with the SEC for the periods ended September 30, 2010, December 31, 2010, and March 31, 2011, and to file its Annual Report on Form 10-K for the fiscal year ended June 30, 2011.

Although the final amount of the adjustment to the allowance has not yet been determined, management believes that the reduction to the Company’s June 30, 2010 shareholders’ equity, as presented in the 2010 Annual Report on Form 10-K, will exceed $60 million.  Management also believes that all current and restated consolidated financial statements will be complete and all delinquent quarterly filings will be brought to a current status with the SEC by December 31, 2011.  If this process is not completed by November 10, 2011, the Company’s shares of stock will be delisted from The Nasdaq Stock Market.  Management also acknowledges that certain factors beyond its control could affect the timing of these filings.

The Board has discussed the matters disclosed in this Item 4.02 with KPMG LLP, the Company’s independent registered public accounting firm currently and for the fiscal year ended June 30, 2010, and with Crowe Horwath LLP, the Company’s independent registered public accounting firm for the fiscal years ended June 30, 2009 and 2008.

Crowe Horwath LLP has informed management they are unable to audit the restated fiscal 2009 and fiscal 2008 consolidated financial statements because professional services they provided to the Company, subsequent to serving as the Company’s independent registered public accounting firm, impair their independence.  The Company has engaged KPMG LLP to perform audits of the Company’s restated fiscal 2009 and fiscal 2008 consolidated financial statements.

The information in this Item 4.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On September 19, 2011, the Company sold substantially all of the assets of its affiliate, First Place Insurance Agency, Ltd., including its book of business.  The transaction exemplifies management’s disciplined focus on the Company’s core business and is part of the Company’s capital enhancement plan.

Forward-Looking Statements

When used in this Form 8-K, in future filings with the SEC, in press releases or other public or shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “ are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “believe,” “should,” “may,” “will,” “plan,” or variations of such terms or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results to be materially different from those indicated.  Such statements are subject to certain risks and uncertainties, including changes in economic conditions in the market areas we conduct business, which could materially impact credit quality trends; changes in laws, regulations or policies of regulatory agencies; fluctuations in interest rates; demand for loans in the market areas we conduct business; and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected.  We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.  We undertake no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: September 21, 2011	By:	/s/ David W. Gifford
David W. Gifford
Chief Financial Officer